SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT




            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


             Date of Report  - July 24, 2003
             ------------------------------------
               (Date of Earliest Event Reported)



               Carpenter Technology Corporation
               --------------------------------
     (Exact Name of Registrant as specified in its charter)



       Delaware                     1-5828                 23-0458500
     -------------                ----------               ----------
(State of Incorporation)     (Commission File No.)   (IRS Employer I.D. No.)



           1047 North Park Road, Wyomissing, Pennsylvania, 19610-1339
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (610) 208-2000




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Item 7.  Financial Statements and Exhibits.


     (a) and (b) None.

     (c) Exhibit:

     Exhibit 99. Press Release dated July 23, 2003

Item 9. Regulation FD Disclosure

On July 24, 2003, Carpenter Technology Corporation issued a press release discussing fourth quarter and fiscal 2003 year end results. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished pursuant to Item 12.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 24, 2003           CARPENTER TECHNOLOGY CORPORATION
                                        (Registrant)




                                By:/s/ David A. Christiansen
                                   --------------------------------
                                   David A. Christiansen
                                   Vice President, General
                                   Counsel and Secretary



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                       EXHIBIT INDEX

Exhibit             Description

   99.              Press release dated July 24, 2003